                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY


--------------------------------------------------------------------------------


                               CREDIT AGREEMENT



                                     among



                            FOX SPORTS NET, LLC and
                               FX NETWORKS, LLC,
                                 as Borrower,



                           FOX/LIBERTY NETWORKS, LLC
                 and the Subsidiary Guarantors Parties Hereto,
                                as Guarantors,



                              The Several Lenders
                       from Time to Time Parties Hereto,



                           THE CHASE MANHATTAN BANK,
                           as Administrative Agent,



                            CHASE SECURITIES INC.,
                             as Syndication Agent,



                                      and



                           TD SECURITIES (USA) INC.,
                            as Documentation Agent


                        Dated as of September 12, 1997

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                                                  Page
                                                                  ----

SECTION 1.  DEFINITIONS...........................................  1


SECTION 2.  THE LOANS.............................................  4
2.1  Loans  4
     -----
2.2  Repayment of Loans; Interest; Fees...........................  4
     ----------------------------------
2.3  Mandatory Commitment Reductions and Prepayments..............  4
     -----------------------------------------------
2.4  Funding Indemnity............................................  5
     -----------------
2.5  Pro Rata Treatment...........................................  5
     ------------------

SECTION 3.  REPRESENTATIONS AND WARRANTIES........................  5


SECTION 4.  COVENANTS.............................................  5



SECTION 5.  THE ADMINISTRATIVE AGENT..............................  6

SECTION 6.  GUARANTEE; PLEDGE.....................................  6

6.1  Guarantee....................................................  6
     ---------
6.2  Pledge.......................................................  6
     ------

SECTION 7.  MISCELLANEOUS.........................................  6

7.1  Amendments...................................................  7
     ----------
7.2  Demands......................................................  7
     -------
7.3  General Indemnity............................................  7
     -----------------
7.4  Successors and Assigns.......................................  7
     ----------------------
7.5  GOVERNING LAW................................................  7
     -------------
7.6  Submission...................................................  7
     ----------
7.7  Acknowledgment...............................................  8
     --------------
7.8  Jury Trial...................................................  8
     ----------
7.9  Waiver.......................................................  8
     ------

          CREDIT AGREEMENT, dated as of September 12, 1997 (including Annex I hereto, this "Agreement"), among FOX SPORTS NET, LLC, a Delaware limited
              ---------
liability company ("Fox/Liberty Sports"), FX NETWORKS, LLC, a Delaware limited
                    ------------------
liability company ("Fox/Liberty FX"), the Guarantors listed on the signature
                    --------------
pages hereto, the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), TD SECURITIES (USA)
                                                  -------
INC., as documentation agent (in such capacity, the "Documentation Agent"),
                                                     -------------------
CHASE SECURITIES INC., as syndication agent (in such capacity, the "Syndication
                                                                    -----------
Agent"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders
-----
hereunder (in such capacity, the "Administrative Agent").
                                  --------------------

          The parties hereto hereby agree as follows:

                            SECTION 1.  DEFINITIONS

          As used in this Agreement, the following terms shall have the following meanings:

          "Asset Sale":  as defined in either Indenture.
           ----------

          "Bankruptcy Event of Default":  any of the following events:  (a) the
           ---------------------------
     Borrower shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (b) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (a) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
     (a), (b), or (c) above; or (e) the Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

          "Base Rate":  for any day, a rate per annum equal to the greater of
           ---------
     (a) the Prime Rate in effect on such day and (b) the federal funds effective rate (as determined for such day by the Administrative Agent in accordance with its customary practices).

          "Base Rate Loan":  any Loan bearing interest at a rate based upon the
           --------------
     Base Rate.

          "Borrower":  Fox/Liberty Sports and Fox/Liberty FX, both collectively
           --------
     and individually. By way of illustration, each reference to "the Borrower" in the definition of "Change of Control" shall be deemed to be a reference to each of Fox/Liberty Sports and Fox/Liberty FX. Without limiting the generality of the foregoing, it is understood that each of Fox/Liberty Sports and Fox/Liberty FX shall be jointly and severally liable to repay all Loans borrowed hereunder and to pay all interest and other obligations incurred or owing by "the Borrower" pursuant to this Agreement.

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all classes of partnership or membership interests in a partnership or limited liability company, any and all equivalent ownership interests in a Person (other than a corporation, partnership or limited liability company) and any and all warrants, rights or options to purchase any of the foregoing.

          "Change of Control":  (a) The News Corp. Group and the TCI Group shall
           -----------------
     cease to each maintain a 30% voting interest and a 30% economic interest (in each case determined on a fully diluted basis) in the Borrower unless
                                                                        ------
     the News Corp. Group shall maintain a 40% voting interest and a 40% economic interest (in each case determined on a fully diluted basis) in the Borrower (provided that any dilution of the aforementioned percentages, to the extent resulting solely and directly from the consummation of an Initial Public Offering, shall be disregarded for the purposes of this clause (a)); (b) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding any member of the News Corp. Group, shall become, or shall obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of a voting interest or an economic interest that, on a percentage basis, is equal to or greater than the percentage voting interest or economic interest, respectively, then held by the News Corp. Group (provided that the TCI Group may hold a voting interest and an economic interest in the Borrower that is equal to (but not greater than) that held by the News Corp. Group); or (c) the News Corp. Group shall cease to at least maintain the management rights it currently possesses (or the substantial equivalent thereof) pursuant to the terms of the LLC Agreement.

          "Eurodollar Loan":  any Loan bearing interest at a rate based upon a
           ---------------
     eurodollar rate.

          "Fox/Liberty":  Fox/Liberty Networks, LLC, a Delaware limited
           -----------
     liability company.

          "Guarantors":  each party to this Agreement listed on the signature
           ----------
     pages hereto under the caption "The Guarantors".

          "Indentures":  the collective reference to (a) the Indenture, dated as
           ----------
     of August 25, 1997, among Fox/Liberty, FLN Finance, Inc. and The Bank of New York, as trustee, governing the 8-7/8% Senior Notes due 2007, and (b) the Indenture, dated as of August 25, 1997, among Fox/Liberty, FLN Finance, Inc. and The Bank of New York, as trustee, governing the 9-3/4% Senior Discount Notes due 2007.

          "Initial Public Offering":  an underwritten public offering of equity
           -----------------------
     interests of Fox/Liberty pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended.

          "LLC Agreement":  the Operating Agreement of Fox/Liberty Networks, LLC
           -------------
     dated as of April 29, 1996.

          "Liberty":  Liberty Media Corporation, a Delaware corporation.
           -------

          "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "Loan Parties":  the collective reference to the Borrower and the
           ------------
     Guarantors.

          "News Corp.":  The News Corporation Limited, a South Australia
           ----------
     corporation.

          "News Corp. Group":  the collective reference to News Corp. and its
           ----------------
     subsidiaries, provided that for purposes of this definition, "subsidiaries"
                   --------
     shall also include Twentieth Holdings Corporation and its subsidiaries and any person in which such person holds an interest that owns television stations and/or interests in Fox/Liberty or any of its subsidiaries, the capital structure of which is substantially similar to that of Twentieth Holdings Corporation.

          "Notice Address":  c/o Fox/Liberty Networks, LLC, 1440 S. Sepulveda
           --------------
     Blvd., Los Angeles, California 90025, Attention: Jeff Shell, Facsimile:
     310-445-4335.

          "Person":  an individual, partnership, corporation, limited liability
           ------
     company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "Prime Rate":  the rate of interest per annum publicly announced from
           ----------
     time to time by the Administrative Agent as its prime rate (or equivalent rate) in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors).

          "Restricted Payment":  any declaration or payment of any dividend or
           ------------------
     distribution (other than dividends or distributions payable solely in common stock (or equivalent forms of Capital Stock) of the Person making such dividend) on, or any payment on account of, or setting apart of assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of any Loan Party or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Loan Party.

          "Subsidiary Guarantors":  the collective reference to each Guarantor
           ---------------------
     other than Fox/Liberty.

          "TCI":  Tele-Communications, Inc., a Delaware corporation.
           ---

          "TCI Group":  the collective reference to TCI and its subsidiaries and
           ---------
     Liberty and its subsidiaries, regardless of whether Liberty is a subsidiary of TCI.

          "Wholly Owned Subsidiary":  as to any Person, any other Person at
           -----------------------
     least 98% of the economic or voting Capital Stock of which is owned or controlled by such Person, provided, that for the purposes of this
                                --------
     Agreement, Liberty/Fox KBL L.P. shall be deemed to be a

     Wholly Owned Subsidiary of the Borrower so long as all of the Capital Stock thereof is held by direct or indirect subsidiaries of Fox/Liberty, the News Corp. Group and the TCI Group.

                             SECTION 2.  THE LOANS

          2.1  Loans.  Subject to the terms and conditions hereof, each Lender
               -----
severally agrees to make one or more loans (each, a "Loan") to the Borrower from
                                                     ----
time to time on or after the date hereof until the Payment Date in an aggregate amount not to exceed the commitment amount (such Lender's "Commitment") set
                                                           ----------
forth next to its name on the signature pages to this Agreement. The Commitment of each Lender shall automatically terminate on the Payment Date. Each Loan shall be either a Eurodollar Loan or a Base Rate Loan, as specified by the Borrower. Each borrowing hereunder shall be subject to receipt by the Administrative Agent of notice (which shall be irrevocable) by 1:00 P.M., New York City time, two business days in advance (in the case of Eurodollar Loans) or by 1:00 P.M., New York City time, on the date of borrowing (in the case of Base Rate Loans). No Eurodollar Loan may be requested if the proposed interest period would extend beyond the Scheduled Maturity Date. Each Eurodollar Loan shall automatically be converted into a Base Rate Loan at the end of the interest period applicable thereto unless a new interest period acceptable to the Lenders is selected by the Borrower. Each borrowing hereunder shall be allocated pro rata among the Lenders based on their respective Commitments.
          --- ----
Each Lender understands that, concurrently with the Rainbow Consummation (as defined in the Indentures), (a) this Agreement will be amended and restated on terms and conditions satisfactory to such Lender in its sole discretion and (b) to the extent (but only to the extent) agreed to by each Lender in its sole discretion, up to an additional $350,000,000 of financing will be provided pursuant to such amendment and restatement.

          2.2  Repayment of Loans; Interest; Fees.  The Borrower unconditionally
               ----------------------------------
agrees to pay each Loan in full on the earliest (such earliest date, the "Payment Date") of (a) the date of demand made to the Borrower by the
-------------
Administrative Agent in its sole discretion, (b) October 31, 1997 (the "Scheduled Maturity Date"), (c) the date of occurrence of a Change of Control
------------------------
and (d) the date of occurrence of a Bankruptcy Event of Default. The Borrower also agrees to pay interest on the unpaid principal amount of (i) each Eurodollar Loan at the one-month (or, if available to each Lender, any other period requested by the Borrower) eurodollar rate (as determined by the Administrative Agent in accordance with its customary practices) plus 1.25% and
                                                                 ----
(ii) each Base Rate Loan at the Base Rate, in each case payable on the Payment Date (or, if earlier, the expiration of any interest period applicable to any Eurodollar Loan). The Borrower further agrees that demand for payment of the amounts owing by the Borrower hereunder may be made by the Administrative Agent pursuant to clause (a) above for any reason whatsoever, including, without limitation, by reason of any breach by any Loan Party of any of its obligations or covenants hereunder. The Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the date hereof to the Payment Date, computed at 0.250% per annum on the average daily unused portion of the Commitment of such Lender, payable on the Payment Date. If all or a portion of the principal amount of any Loan, any interest payable on the Loans or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest, payable on demand, at a rate per annum equal to the Base Rate plus 2.25%, in each case from the date of such non-payment
                 ----
until such amount is paid in full (as well after as before judgment).

          2.3  Mandatory Commitment Reductions and Prepayments.  The Borrower
               -----------------------------------------------
shall prepay the Loans (together with accrued interest on the amount prepaid) with, and the Commitments shall automatically be permanently reduced (allocated pro rata among the Lenders) by, an amount equal to 100% of the Net Cash Proceeds
--- ----
(as such term is defined in either Indenture) of any Asset Sale.

          2.4  Funding Indemnity.  In the event that all or a portion of the
               -----------------
Loans is paid prior to the Scheduled Maturity Date (or is not borrowed after a borrowing notice has been given), other than by reason of a demand made by the Administrative Agent pursuant to clause (a) of Section 2.2 at any time when no Loan Party is in breach of its obligations or covenants hereunder, the Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence thereof, as determined by such Lender in accordance with its customary practices.

          2.5  Pro Rata Treatment.  Each payment by the Borrower on account of
               ------------------
principal of and interest on the Loans shall be made through the Administrative Agent for application pro rata according to the respective outstanding principal
                      --- ----
amounts of the Loans then held by the Lenders.

                  SECTION 3.  REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, each Loan Party represents and warrants to the Administrative Agent and each Lender that: (a) such Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) such Loan Party has the power and authority, and the legal right, to make, deliver and perform this Agreement and, in the case of the Borrower, to borrow the Loans; (c) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement and, in the case of the Borrower, to authorize the borrowing of the Loans on the terms and conditions hereof; (d) no consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person is required in connection with the borrowing of the Loans or with the execution, delivery, performance, validity or enforceability of this Agreement other than any consent, authorization, filing, notice or other act required to be obtained, made or taken by or in respect of the Administrative Agent or the Lenders; (e) this Agreement has been duly executed and delivered on behalf of such Loan Party; (f) this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (g) the execution, delivery and performance of this Agreement, the borrowing of the Loans and the use of the proceeds thereof will not violate any law, rule or regulation applicable to such Loan Party or any of its subsidiaries or any contractual obligation of such Loan Party or any of its subsidiaries (including the Indentures) and will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of such Loan Party or any of its subsidiaries pursuant to any such law, rule or regulation or any such contractual obligation (other than the Liens created by Section 6.2); (h) the proceeds of the Loans shall be used to repay indebtedness outstanding on the date hereof and for general corporate purposes, including working capital purposes; and (i) Schedule 1 hereto sets forth a complete list of all Wholly Owned Subsidiaries of the Borrower as of the date hereof, together with, for the relevant Wholly Owned Subsidiaries, a complete and correct explanation as to why such Wholly Owned Subsidiary cannot be a Loan Party on the date hereof or have its Capital Stock pledged on the date hereof pursuant to Section 6.2. Promptly after any restriction described in clause (i) above ceases to be applicable, the Borrower shall notify the Administrative Agent and shall cause such Wholly Owned Subsidiary to become a Loan Party or have its Capital Stock pledged hereunder, as the case may be.

                             SECTION 4.  COVENANTS

          Each Loan Party agrees that, until the Loans and all other amounts owing by any Loan Party hereunder shall have been paid in full and the Commitments have been terminated, (a) it will preserve, renew and keep in full force and effect its existence; (b) it will not enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or sell, transfer or otherwise dispose of all or substantially all of its assets or business; (c) it will not, and will not permit any of its Wholly Owned Subsidiaries to, (i) incur any indebtedness for borrowed money, other than indebtedness outstanding on the date hereof (and any refinancing thereof), (ii) incur any Liens securing indebtedness for borrowed money, other than Liens outstanding on the date hereof and Liens created by Section 6.2, (iii) consummate any Asset Sale or (iv) make any Restricted Payment (other than to the Borrower or a Subsidiary Guarantor); and (d) it will not, and will not permit any of its subsidiaries to, make or suffer to occur an Asset Sale Offer (as defined in either Indenture) or any payment of any Securities (as defined in either Indenture) in connection therewith.

                     SECTION 5.  THE ADMINISTRATIVE AGENT

          Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other
powers as are reasonably incidental thereto.   Notwithstanding any provision to
the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

                         SECTION 6.  GUARANTEE; PLEDGE

          6.1  Guarantee.  Each of the Guarantors hereby, jointly and severally,
               ---------
unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of all of the Borrower's obligations under this Agreement, provided, that the
                                                           --------
maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in the next succeeding sentence). Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment.

          6.2  Pledge.  Except as otherwise expressly provided in Schedule 1
               ------
hereto, each Loan Party hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in all of the Pledged Securities (as defined in Annex I hereto) in which it has any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the obligations of such Loan Party hereunder (with respect to such Loan Party, its "Obligations"), on the terms and conditions described on said
                 -----------
Annex I, all of which are incorporated herein by reference and shall constitute a part of this Agreement.

                           SECTION 7.  MISCELLANEOUS

          7.1  Amendments.  This Agreement may not be amended, supplemented or
               ----------
modified except pursuant to a written instrument executed by each Lender, the Borrower and Fox/Liberty.

          7.2  Demands.  When making any demand hereunder against any Loan
               -------
Party, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other Loan Party, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any other Loan Party or any release of any other Loan Party shall not relieve any Loan Party in respect of which a demand or collection is not made or any Loan Party not so released of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any Loan Party.

          7.3  General Indemnity.  The Borrower agrees (a) to pay or reimburse
               -----------------
the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement or the enforcement hereof and (b) to pay, indemnify, and hold the Administrative Agent and each Lender and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, reasonable expenses or reasonable disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (all the foregoing in this clause (b), collectively, the "indemnified liabilities"), provided, that the
                                                          --------
Borrower shall have no obligation hereunder to any indemnitee with respect to indemnified liabilities to the extent such indemnified liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such indemnitee.
The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          7.4  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the Loan Parties, the Administrative Agent, the Lenders, all future holders of the Loans and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          7.5  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE ADMINISTRATIVE AGENT, THE LENDERS AND THE LOAN PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.

          7.6  Submission.  Each Loan Party hereby irrevocably and
               ----------
unconditionally (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Loan Party at the Notice Address or at such other address of which the Administrative Agent shall have been notified in writing; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

          7.7  Acknowledgment.  Each Loan Party hereby acknowledges that (a) it
               --------------
has been advised by counsel in the negotiation, execution and delivery of this Agreement; (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement, and the relationship between the Administrative Agent and the Lenders on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby between the Loan Parties and the Administrative Agent and the Lenders.

          7.8  JURY TRIAL.  THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE
               ----------
LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          7.9  Waiver.  All parties now and hereafter liable with respect to
               ------
this Agreement, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind, except as otherwise expressly provided herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              The Agents:
                              ----------

                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent

                              By: /s/Thomas H. Koslaf
                                -------------------------------
                                 Name: Thomas H. Koslaf
                                 Title: Vice Prisident

                              CHASE SECURITIES INC., as Syndication Agent

                              By: /s/  ELLEN S. KAPLAN
                                 ------------------------------
                                 Name: Ellen S. Kaplan
                                 Title: Vice President


                              TD SECURITIES (USA) INC., as Documentation
                              Agent
                              By: /s/ Michael Bandzier
                                 ----------------------------
                                 Name: Michael Bandzier
                                 Title: Managing Director

                                 The Lenders:
                                 -----------



Commitment:  $262,500,000                THE CHASE MANHATTAN BANK



                                         By: /s/Thomas H. Koslaf
                                            ----------------------------
                                            Name: Thomas H. Koslaf
                                            Title: Vice President


Commitment:  $187,500,000                TORONTO DOMINION (TEXAS) INC.


                                         By: /s/ Frederic B. Hawley
                                            ----------------------------
                                         Name:  Frederic Hawley
                                         Title:  Vice President

The Borrower:
-------------



FOX SPORTS NET, LLC



By: /s/ Jay Itzkowitz
   ---------------------------
     Jay Itzkowitz
     Senior Vice President



FX NETWORKS, LLC


By: /s/ Jay Itzkowitz
   ---------------------------
    Jay Itzkowitz
    Senior Vice President


The Guarantors:
---------------



FOX/LIBERTY NETWORKS, LLC



By:  /s/ Jay Itzkowitz
   ---------------------------
       Jay Itzkowitz
       Senior Vice President



LIBERTY/FOX WEST LLC
By:  Fox Sports Net, LLC, a member of Liberty/Fox West LLC


     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

PRIME SPORTS WEST, L.P.
By:  Liberty/Fox West LLC, as General Partner



     By:  Fox Sports Net, LLC, a member of Liberty/Fox West LLC

          By: /s/ Jay Itzkowitz
              -------------------------
               Jay Itzkowitz
               Senior Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

PRIME TICKET NETWORKS, L.P.

By:  Fox West Sports Member, Inc., a General Partner

     By: /s/ Jay Itzkowitz
        -----------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX ARIZONA LLC

By:  Fox Sports Net, LLC, a member of Liberty/Fox Arizona LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX NETWORK PROGRAMMING, LLC

By:  Fox Sports Net, LLC, a member of Liberty/Fox Network Programming, LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

FOX SPORTS NET BASEBALL, LLC

By:  Liberty/Fox Network Programming, LLC, a member of Fox Sports Net Baseball,
LLC



     By:  Fox Sports Net, LLC, a member of Liberty/Fox Network Programming, LLC



          By: /s/ Jay Itzkowitz
             ---------------------------
               Jay Itzkowitz
               Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

FOX SPORTS DETROIT, LLC

By:  Fox Sports Net, LLC, a member of Fox Sports Detroit, LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX UTAH LLC

By:  Fox Sports Net, LLC, a member of Liberty/Fox Utah LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX SOUTHEAST LLC

By: Fox Sports Net, LLC, a member of Liberty/Fox Southeast LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX SUNSHINE LLC
By:  Fox Sports Net, LLC, a member of Liberty/Fox Sunshine LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX CANADA LLC
By:  Fox Sports Net, LLC, a member of Liberty/Fox Canada LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

FOX/LIBERTY AD SALES, LLC
By:  Fox Sports Net, LLC, a member of Fox/Liberty Ad Sales, LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

MID-ATLANTIC SPORTS NETWORK, LLC
By:  Fox Regional Sports Member, Inc., a member of Mid-Atlantic Sports Network,
LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX DISTRIBUTION L.P.
By:  Liberty Sports Distribution, Inc., a General Partner



     By: /s/ David J. A. Flowers
        ---------------------------
          David J. A. Flowers
          Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

PRIME PHILADELPHIA SPORTS LLC
By: Affiliated Regional Communications, Ltd., a member of Prime Philadelphia Sports LLC



     By: LMC Regional Sports, Inc., a General Partner


          By: /s/ David J. A. Flowers
             ---------------------------
               David J. A. Flowers
               Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

PROFESSIONAL SPORTS SERVICES, LLC
By:  Fox Sports Net, LLC, a member of Professional Sports Services, LLC



     By: /s/ Jay Itzkowitz
        ---------------------------
          Jay Itzkowitz
          Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

PRIME NETWORK LLC
By:  Affiliated Regional Communications, Ltd., a member of Prime Network LLC



     By: LMC Regional Sports, Inc., a General Partner



          By: /s/ David J. A. Flowers
             ---------------------------
               David J. A. Flowers
               Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

FOX/LIBERTY SPORTSCOM, LLC

By: Affiliated Regional Communications, Ltd., a member of Fox/Liberty SportsCom, LLC



     By: LMC Regional Sports, Inc., a General Partner



          By: /s/ David J. A. Flowers
             ---------------------------
               David J. A. Flowers
               Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX KBL L.P.
By:  New LMC KBL, Inc., a General Partner



     By: /s/ David J. A. Flowers
        ---------------------------
          David J. A. Flowers
          Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX NORTHWEST L.P.
By:  New LMC Northwest, Inc., a General Partner



     By: /s/ David J. A. Flowers
        -----------------------------
          David J. A. Flowers
          Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

PRIME SPORTS NORTHWEST NETWORK
By:  Liberty/Fox Northwest L.P., a General Partner



     By:  New LMC Northwest, Inc., as General Partner



          By: /s/ David J. A. Flowers
             -----------------------------
               David J. A. Flowers
               Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX BAY AREA L.P.
By:  New LMC Bay Area, Inc., as General Partner



     By: /s/ David J. A. Flowers
        -----------------------------
          David J. A. Flowers
          Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX CHICAGO L.P.
By:  New LMC Chicago, Inc., as General Partner



     By: /s/ David J. A. Flowers
        -----------------------------
          David J. A. Flowers
          Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX ARC L.P.
By:  New LMC ARC, Inc. as General Partner



     By: /s/ David J. A. Flowers
        -----------------------------
          David J. A. Flowers
          Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

ROCKY MOUNTAIN PRIME SPORTS NETWORK
By:  Affiliated Regional Communications, Ltd., a General Partner



     By:  Liberty/Fox ARC L.P., a General Partner



          By:  New LMC ARC, Inc., as General Partner



               By: /s/ David J. A. Flowers
                  ---------------------------
                    David J. A. Flowers
                    Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

AFFILIATED REGIONAL COMMUNICATIONS, LTD.
By:  Liberty/Fox ARC L.P., a General Partner



     By:  New LMC ARC, Inc., as General Partner



          By: /s/ David J. A. Flowers
             ---------------------------
               David J. A. Flowers
               Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

ARC HOLDING, LTD.
By:  Sports Holding, Inc., a General Partner



     By: /s/ David J. A. Flowers
        ---------------------------
          David J. A. Flowers
          Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

LIBERTY/FOX UPPER MIDWEST L.P.
By:  New LMC Upper Midwest, Inc., as General Partner



  By: /s/ David J.A. Flowers,
     --------------------------
     David J.A. Flowers,
     Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

FOX SPORTS RPP HOLDINGS, LLC
By:  Fox Sports Net, LLC, a member of Fox Sports RPP Holdings, LLC.



  By: /s/ Jay Itzkowitz
    -----------------------------------
     Jay Itzkowitz,
     Senior Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

FOX SPORTS AD SALES HOLDINGS, LLC
By: Liberty/Fox Network Programming, LLC, a member of Fox Sports Ad Sales Holdings, LLC



  By:  Fox Sports Net, LLC, a member of Liberty/Fox Network Programming, LLC



       By: /s/ Jay Itzkowitz
          ------------------------------
          Jay Itzkowitz, Senior
          Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

FOX SPORTS NATIONAL HOLDINGS, LLC
By: Liberty/Fox Network Programming, LLC, a member of Fox Sports National Holdings, LLC



  By:  Fox Sports Net, LLC, a member of Liberty/Fox Network Programming, LLC



       By: /s/ Jay Itzkowitz
          --------------------------------
          Jay Itzkowitz, Senior
          Vice President


                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

MASN HOLDINGS, L.L.C.
By:  Fox Sports Net, LLC, a member of MASN Holdings, L.L.C.



  By: /s/ Jay Itzkowitz
     ---------------------------
       Jay Itzkowitz, Senior
       Vice President

                     [SIGNATURE PAGE FOR CREDIT AGREEMENT]

                                                                         Annex I
                                                             to Credit Agreement
                                                             -------------------



                     Terms of Pledge of Pledged Securities
                     -------------------------------------


   1.  Defined Terms.  (a)  Unless otherwise defined in this Annex I, terms
       -------------
defined in the Credit Agreement to which this Annex I is attached and used herein shall have the meanings given to them in the Credit Agreement.

   (b) As used in this Annex I, the following terms shall have the following meanings:

   "Code":  the Uniform Commercial Code from time to time in effect in the State
    ----
     of New York.

   "Collateral":  the Pledged Securities and all Proceeds.
    ----------

   "Issuers":  the Borrower and the Wholly Owned Subsidiaries of the Borrower.
    -------


   "Pledged LLC Interests":  in each case, whether now existing or hereafter
    ---------------------
     acquired, all of each Pledgor's right, title and interest in and to: any Issuer that is a limited liability company, but not any of such Pledgor's obligations from time to time as a holder of interests in such Issuer (unless the Administrative Agent or its designee, on behalf of the Administrative Agent and the Lenders, shall elect to become a holder of interests in such Issuer in connection with its exercise of remedies pursuant to the terms hereof); any and all moneys due and to become due to such Pledgor now or in the future by way of a distribution made to such Pledgor in its capacity as a holder of interests in such Issuer or otherwise in respect of such Pledgor's interest as a holder of interests in such Issuer; any other property of such Issuer to which such Pledgor now or in the future may be entitled in respect of its interests in such Issuer by way of distribution, return of capital or otherwise; any other claim or right which such Pledgor now has or may in the future acquire in respect of its interests in such Issuer; the organizational documents of such Issuer; all certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to such Pledgor while the Credit Agreement is in effect; and to the extent not otherwise included, all Proceeds of any or all of the foregoing.

   "Pledged Partnership Interests":  in each case, whether now existing or
    -----------------------------
     hereafter acquired, all of each Pledgor's right, title and interest in and to: any Issuer that is a partnership, but not any of such Pledgor's obligations from time to time as a general or limited partner, as the case may be, in such Issuer (unless the Administrative Agent or its designee, on behalf of the Administrative Agent and the Lenders, shall elect to become a general or limited partner, as the case may be, in such Issuer in connection with its exercise of remedies pursuant to the terms hereof); any and all moneys due and to become due to such Pledgor now or in the future by way of a distribution made to such Pledgor in its capacity as a general partner or limited partner, as the case may be, in such Issuer or otherwise in respect of such Pledgor's interest as a general partner or limited partner, as the case may be, in such Issuer; any other property of such Issuer to which such Pledgor now or in the future may be entitled in respect of its interests as a general partner or limited partner, as the case may be, in such Issuer by way of distribution, return of capital or otherwise; any other claim or right which such Pledgor now has or may in the future acquire in respect of its general or limited partnership interests in such Issuer; the partnership agreement or other organizational documents of such Issuer; all certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to such Pledgor while the Credit Agreement is in effect; and to the extent not otherwise included, all Proceeds of any or all of the foregoing.

   "Pledged Securities":  the collective reference to the Pledged LLC Interests,
    ------------------
     the Pledged Partnership Interests and the Pledged Stock, together with any Proceeds thereof.

   "Pledged Stock":  all Capital Stock, stock certificates, options or rights of
    -------------
     any nature whatsoever that may be held by any Pledgor in any Issuer that is a corporation.

   "Pledgors":  each Loan Party that has any right, title or interest in the
    --------
     Capital Stock of any Issuer.

   "Proceeds":  all "proceeds" as such term is defined in Section 9-306(1) of
    --------
     the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto.

   2.  Representations and Warranties.  Each Pledgor represents and warrants
       ------------------------------
that: (a) the shares of Pledged Stock pledged by such Pledgor constitute all the issued and outstanding shares of all classes of the Capital Stock in which such Pledgor has any right, title or interest of each Issuer that is a corporation;
(b) the Pledged Partnership Interests pledged by such Pledgor constitute all the issued and outstanding partnership interests in which such Pledgor has any right, title or interest of each Issuer that is a partnership; (c) the Pledged LLC Interests pledged by such Pledgor constitute all the issued and outstanding equity interests in which such Pledgor has any right, title or interest of each Issuer that is a limited liability company; (d) all of the Pledged Securities have been duly and validly issued; and (e) each Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities, free of any and all Liens or options in favor of, or claims of, any other Person, except (i) restrictions on transfer contained in any stockholders' agreement, operating agreement, partnership agreement or other organizational documents of any Issuer to which such Pledgor is a party, (ii) any purchase right granted to any party pursuant to any stockholders' agreement, operating agreement, partnership agreement or other organizational documents of any Loan Party or Issuer and
(iii) the security interest created hereby.

   3.  Remedies.  (a)  At any time when any of the Obligations then due and
       --------
owing (whether at stated maturity, by acceleration or otherwise) shall remain unpaid (a "Payment Default") and the Administrative Agent shall give notice of
           ---------------
its intent to exercise such rights to each Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends, distributions, principal, interest or other amounts paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) all Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate, partnership and other rights pertaining to the Pledged Securities at any meeting of shareholders, members or partners or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or other organizational structure of any Issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged

Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

   (b) If a Payment Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds of the Collateral in payment of the Obligations in such order as the Administrative Agent may elect.

   (c) If a Payment Default shall have occurred and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Annex I, the Credit Agreement or any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. Each Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

   4.  Administrative Agent's Appointment as Attorney-in-Fact.  (a)  Each
       ------------------------------------------------------
Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the

Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Annex I, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Annex I, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

   (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 4(a). All powers, authorizations and agencies contained in this Annex I are coupled with an interest and are irrevocable until the Credit Agreement is terminated and the security interests created hereby are released.

   (c) Anything in Section 4(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in Section 4(a) unless a Payment Default shall have occurred and be continuing.

   5.  Duty of Administrative Agent.  The Administrative Agent's sole duty with
       ----------------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account, except that the Administrative Agent shall have no obligation to invest Proceeds held by it and may hold the same as demand deposits. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

   6.  Execution of Financing Statements.  Pursuant to Section 9-402 of the
       ---------------------------------
Code, each Pledgor authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of any Pledgor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Annex I. A carbon, photographic or other reproduction of the Credit Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

   7.  Authority of Administrative Agent.  Each Pledgor acknowledges that the
       ---------------------------------
rights and responsibilities of the Administrative Agent under this Annex I with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Annex I shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgors nor the Issuers shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                                                                      Schedule 1

                                                             to Credit Agreement
                                                             -------------------



                              Certain Restrictions
                              --------------------



                                  See attached

                DIRECT AND INDIRECT WHOLLY-OWNED SUBSIDIARIES OF
                ------------------------------------------------
                    FOX SPORTS NET, LLC AND FX NETWORKS, LLC
                    ----------------------------------------

Except as otherwise indicated, all of the following Wholly-Owned Subsidiaries (as defined in the Credit Agreement) along with Fox/Liberty Networks, LLC, Fox Sports Net, LLC and FX Networks, LLC, will become Loan Parties (as defined in the Credit Agreement).

1  Prime Philadelphia Sports LLC/1/
2  Fox/Liberty Ad Sales, LLC
3  Affiliated Regional Communications, Ltd./2/
4  Fox/Liberty Network Sales, Inc./2/
5  Fox/Liberty SportsCom, LLC
6  Fox Sports Ad Sales Holdings, LLC
7  Fox Sports Detroit, LLC
8  Fox Sports National Holdings, LLC
9  Prime Network LLC
10 Sports Holding Inc./2/
11 Fox Sports Net Baseball, LLC
12 Fox Sports RPP Holdings, LLC
13 Foxwatch Productions, Inc./3/
14 Liberty/Fox ARC L.P.
15 Liberty/Fox Arizona LLC
16 Liberty/Fox Bay Area L.P./4/
17 Liberty/Fox Canada LLC
18 Liberty/Fox Chicago L.P./5/
19 Liberty/Fox Distribution L.P.
20 Liberty/Fox KBL L.P.
21 Liberty/Fox Network Programming, LLC

------------------------

1 Will be a Loan Party but will not pledge its interest in the Capital Stock (as defined in the Credit Agreement) of SportsChannel Prism Associates due to transfer restrictions in the partnership agreement of SportsChannel Prism Associates.

2 Will be a Loan Party but will not pledge its interest in the Capital Stock of Home Team Sports Limited Partnership and Sunshine Network due to transfer restrictions in the partnership agreements of such operating entities.

3 Will not become a Loan Party until the consent of the Board of Directors can be obtained.

4 Will be a Loan Party but will not pledge its interest in the Capital Stock of SportsChannel Bay Area Associates due to transfer restrictions in the partnership agreement of SportsChannel Bay Area Associates.

5 Will be a Loan Party but will not pledge interest in the Capital Stock of SportsChannel Chicago Associates due to transfer restrictions in the partnership agreement of SportsChannel Chicago Associates.
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                                                                               2

22 Liberty/Fox Northwest L.P.
23 Liberty/Fox Southeast LLC
24 Liberty/Fox Sunshine LLC
25 Liberty/Fox Upper Midwest LP
26 Liberty/Fox Utah LLC
27 Liberty/Fox West LLC
28 MASN Holdings, L.L.C.
29 Mid-Atlantic Sports Network L.L.C.
30 Prime Sports West, L.P.
31 Prime Ticket Networks, L.P.
32 Professional Sports Services, LLC
33 Prime Sports Northwest Network
34 Rocky Mountain Prime Sports Network
35 ARC Holding, Ltd.
36 LMC Southeast Sports, Inc./3//6//7/
37 Liberty SportSouth, Inc./3//7/
38 LMC Sunshine, Inc./3//8/

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6    All of the outstanding stock of Liberty SportSouth, Inc. has previously been pledged pursuant to a note payable (the "Turner Note") and will not be pledged until such shares are released upon payment in full of the Turner Note.

7 Upon becoming a Loan Party will not pledge its interest in the Capital Stock of SportSouth Network, Ltd. due to transfer restrictions in the partnership agreement of SportSouth Network Ltd.

8 Upon becoming a Loan Party will not pledge its interest in the Capital Stock of Sunshine Network, Inc. and Sunshine Network of Florida, Ltd. due to transfer restrictions in the agreements with third party owners of such entities.